SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           November 9, 2004
                                                           ----------------


                             EURONET WORLDWIDE, INC.
                             -----------------------
             (Exact name of Registrant as specified in its charter)

        Delaware                       0-22167                  74-2806888
        --------                       -------                  ----------
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)


                        4601 College Boulevard, Suite 300
                              Leawood, Kansas 66211
               (Address of Principal Executive Offices) (Zip Code)


                                 (913) 327-4200
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 9.01.                 Financial Statements and Exhibits

Exhibit Number      Description
--------------      -----------

10.1 $10,000,000 U.S. Credit Agreement dated October 25, 2004 among Bank of America, N.A., Euronet Worldwide, Inc., PaySpot, Inc., Euronet USA, Inc., Prepaid Concepts, Inc. and Call Processing, Inc.

10.2 $30,000,000 Euro/GBP Credit Agreement dated October 25, 2004 among Bank of America, N.A., Euronet Worldwide, Inc., e-pay Holdings Limited and Delta Euronet GmbH.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             EURONET WORLDWIDE, INC.

Dated: November 9, 2004
                                             By:   /s/ Rick L. Weller
                                                 ------------------------------
                                                 Rick L. Weller
                                                 Executive Vice President
                                                 and Chief Financial Officer





                                       2